UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2021

KENILWORTH SYSTEMS CORPORATION
(Exact name of Registrant as Specified in its Charter)

New York	0-08962	84-1641415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 Willis Avenue, Mineola, NY	11501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 741-1352

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Distribution of Assets.

On September 28, 2021, the Company completed the acquisition of certain intellectual property and database assets of  ACL Group, Inc..   The compensation paid by the Registrant for these assets is as follows:

(a)

A Secured Convertible Promissory Note in the principal amount of $300,000,000, bearing an interest rate of 5% per annum, and convertible into Shares of Common Stock of the Registrant in accordance with the terms of the Note, a copy of which is annexed hereto as an Exhibit;

(b)	40,000,000 shares of the Registrant’s authorized but unissued $0.001 par value common stock;

(c)

1,000,000 shares of the Registrant’s authorized but unissued Series “A” Preferred Stock, and  1,000 shares of the Registrants’ authorized but unissued Series “B” Preferred Stock, which shall bear the rights, privileges and preferences as set forth in the Certificate of Designation annexed hereto as an Exhibit;

(d)

20,000,000 Class “A” Common Stock Purchase Warrants, exercisable at $.02 per Share and expiring 10 years from the date of issuance.   The Form of Common Stock Purchase Warrant is annexed hereto as an Exhibit.

Item 3.02. Unregistered Shares of Equity Securities.

Pursuant to the terms of the Asset Purchase and Sale Agreement, the Registrant on September 28, 2021 issued the following equity securities:

(1)	40,000,000 Shares of the Company’s authorized but unissued $0.001 par value common stock;

(2)

1,000,000 Shares of Purchaser’s authorized but unissued Series “A” Preferred Stock, and 1,000 shares of Purchaser's authorized but unissued Series “B” Preferred Stock, which shall bear the rights, privileges and preferences as set forth in the Certificate of Designation annexed hereto as an Exhibit;

(3)

20,000,000 Class “A” Common Stock Purchase Warrants, exercisable at $.02 per Share and expiring 10 years from the date of issuance. The Form of Common Stock Purchase Warrant is annexed hereto as an Exhibit.

The foregoing securities are considered to be “restricted securities”, and were issued by the Registrant pursuant to an exemption from Registration afforded by Section 4(a)(1) of the Securities Act of 1933, as amended.

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2021, Peter Zompa resigned as a Director of the Company, effective immediately.  Mr. Zompa did not provide the Registrant with any correspondence concerning his resignation, and Mr. Zompa was provided with a copy of this disclosure.

Item 9.01. Financial Statements & Exhibits.

4.1	Form of Class A Common Stock Purchase Warrant

10.1	Agreement for Purchase and Sale of Assets

10.2	Secured Promissory Note

17.1	Resignation of Officer and Director

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENILWORTH SYSTEMS CORPORATION

Date: October 4, 2021	By:	/s/ Dan Snyder
	Name:	DAN SNYDER
	Title:	Chief Executive Officer

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